UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) August 16, 2007
                                                      ---------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

       000-31951                                          35-1594017
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(Commission File Number)                      (IRS Employer Identification No.)


       210 East Kirkwood Avenue
            Bloomington, IN                                 47408
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On August 16, 2007, the Board of Directors of Monroe Bancorp (the "Company") appointed David T. Meier as the new Principal Accounting Officer of the Company and Monroe Bank (the "Bank") and elected Mr. Meier as Vice President, Director of Finance for the Bank.

Prior to joining the Company, Mr. Meier was employed as the President and Chief Executive Officer of the Central Florida Postal Credit Union in Orlando, Florida from November 2004 to September 2006; Chief Financial Officer and Controller of the Central Florida Postal Credit Union in Orlando, Florida from August 2003 to November 2004; self-employed in the sale of law enforcement products in Orlando, Florida from March 2002 to October 2002; and served as a Financial Analyst/Corporate Strategist for Indianapolis Power & Light from June 1996 to Feb 2002. Mr. Meier was a member of the board of the IPALCO Credit Union from June 1994 to Feb 2004, and served as Chairman of that board from March 2000 to March 2002.

No new material plans have been entered or executed in connection with the appointment of Mr. Meier as the Principal Accounting Officer or with the election of Mr. Meier as Vice President, Director of Finance.

Item 5.03         Amendments to Articles of Incorporation or Bylaws;
                  Change in Fiscal Year.

(a) On August 16, 2007, the Board of Directors of the Company approved an amendment to the Company's By-laws to permit the issuance of shares of the Company's stock in uncertificated form. The amendments will permit direct or "book-entry" registration of shares of the Company's stock and thereby facilitate the Company's eligibility to participate in a direct registration system ("DRS") as required under the NASDAQ rules. DRS will allow shares of the Company's stock to be owned, reported and transferred electronically in uncertificated form and without the need for physical stock certificates. A copy of the By-laws of the Company is attached as Exhibit 3(ii) to this current report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits

(d)  Exhibits

         Exhibit
         Number   Description
         ------   -----------
         3 (ii)   Monroe Bancorp By-laws as Amended and Restated August 16, 2007

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  August 22, 2007

                                             MONROE BANCORP

                                             /s/ Mark D. Bradford
                                             --------------------
                                             Mark D. Bradford
                                             President, Chief Executive Officer

                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
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3 (ii)            Monroe Bancorp By-laws as Amended and Restated August 16, 2007